15.A) Custodian/Sub-custodian: HSBC BANK (VIETNAM) LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  HO CHI MINH CITY     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: VIETNAM      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

   A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  ABU DHABI  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: UNITED ARAB EMIRATES      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

 						X

   A) Custodian/Sub-custodian: UNICREDIT BANK SERBIA JSC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  BELGRADE  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SERBIA      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

 						X


   A) Custodian/Sub-custodian: CITIGROUP PTY. LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SYDNEY  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: AUSTRALIA     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

			                         X

   A) Custodian/Sub-custodian: UNICREDIT BANK BULBANK AD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SOFIA  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: BULGARIA      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

 						X

   A) Custodian/Sub-custodian: ZAGREBACKA BANKA DD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  ZAGREB  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: CROATIA    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

   A) Custodian/Sub-custodian: UNICREDIT BANK CZECH REPUBLIC AS
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  PRAGUE  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: CZECH REPUBLIC     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

 						X

   A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP. LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  MUMBAI  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: INDIA       Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

     		                                X

   A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP. LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  DUBLIN  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: IRELAND      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

     		                                X

   A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP. LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  TOKYO  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: JAPAN     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

     		                                X

   A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP. LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SEOUL  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: REPUBLIC OF KOREA     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

     		                                X

   A) Custodian/Sub-custodian: STANDARD CHARTERED FIRST BANK (KOREA) LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SEOUL  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: REPUBLIC OF KOREA     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

     		                                X

   A) Custodian/Sub-custodian: BNP PARIBUS SECURITIES SERVICES, S.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  LISBON  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: PORTUGAL     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

     		                                X

   A) Custodian/Sub-custodian: UNICREDIT TIRIAC BANK S.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  BUCHAREST  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: ROMANIA     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

     		                                X

   A) Custodian/Sub-custodian: UNITED OVERSEAS BANK LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SINGAPORE  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SINGAPORE     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

     		                                X

   A) Custodian/Sub-custodian: UNICREDIT BANK SLOVAKIA A.S.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  BRATISLAVA  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SLOVAK REPUBLIC     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

     		                                X

   A) Custodian/Sub-custodian: STANDARD BANK OF SOUTH AFRICA LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  JOHANNESBURG  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SOUTH AFRICA     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

   A) Custodian/Sub-custodian: CREDIT SUISSE
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  ZURICH  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SWITZERLAND    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

   A) Custodian/Sub-custodian: STANDARD CHARTERED BANK TAIWAN LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  TAIPEI  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: TAIWAN    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

   A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP. LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  ANKARA  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: TURKEY     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

     		                                X

   A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP. LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  LONDON  State:    Zip Code:  Zip Ext.:
   D) Foreign Country: UNITED KINGDOM     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

     		                                X